UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2010
THERMADYNE HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri (Address of Principal Executive Offices)	63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 18, 2010, Thermadyne Holdings Corporation (the “Company”) issued a press release, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
On November 19, 2010 at 11:59 pm Eastern Standard Time, the initial waiting period related to the Company’s notification required by the Hart-Scott-Rodino Act of 1976, as amended, in conjunction with the proposed merger announced on October 5, 2010 expired without receipt of a request from the U.S. Department of Justice or Federal Trade Commission for additional information or documentary material.
Additional Information and Where to Find It
In connection with the proposed merger, the Company filed a Definitive Proxy Statement and a form of proxy on Schedule 14A on November 1, 2010 and other related materials with the Securities and Exchange Commission (the “SEC”). The Definitive Proxy Statement and a form of proxy were first mailed to the stockholders of the Company on or about November 2, 2010. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Definitive Proxy Statement (and other related materials when they become available) as well as other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, at the Company’s website at www.thermadyne.com/investor-relations by clicking on the link “SEC Filings” and from the Company by contacting the Company’s corporate secretary, Nick H. Varsam, by mail at 16052 Swingley Ridge Road, Suite 300, Chesterfield, Missouri 63017 or by telephone at 636-728-3000.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is included in the Definitive Proxy Statement under “The Merger — Interests of Our Directors and Executive Officers” and “Information about Stock Ownership.” Additional information regarding these directors and executive officers is also included in the Company’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2010. This document is available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting the Company’s corporate secretary, Nick H. Varsam, by mail at 16052 Swingley Ridge Road, Suite 300, Chesterfield, Missouri 63017 or by telephone at 636-728-3000.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release dated November 18, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMADYNE HOLDINGS CORPORATION
Date: November 22, 2010	By:	/s/ Steven A. Schumm
		Name:	Steven A. Schumm
		Title:	Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 18, 2010.